Acquisitions of Subsidiaries	6 Months Ended
Dec. 31, 2019
Disclosure of detailed information about business combination [abstract]
Acquisitions of Subsidiaries
Acquisitions of Subsidiaries

On November 1, 2019, Endava acquired all of the issued share capital of Intuitus Limited ("Intuitus"), headquartered in Edinburgh, Scotland. Intuitus is a leading independent provider of information technology due diligence and other technology advisory services to private equity clients.
The accounting for the Intuitus acquisition was considered provisional as at December 31, 2019. Therefore, the fair value of the acquired intangible assets and goodwill will be adjusted when the acquisition accounting is finalised not later than12 months following the acquisition date.
On December 17, 2019, Endava acquired all of the issued share capital of Exozet GmbH ("Exozet"), headquartered in Berlin, Germany. Exozet is a leading German digital agency delivering digital transformation from ideation to production using agile development.
The accounting for the Intuitus acquisition was considered provisional as at December 31, 2019. Since the timing of the acquisition was towards the end of the reporting period, and the purchase price allocation calculation only commenced in January 2020, the fair value of acquired intangible assets are included in the amount initially recorded as goodwill.
The aggregate cash paid on acquisition date for Intuitus and Exozet was £25.5 million.